Exhibit 32.2

Certification of the Chief Financial Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CytoDyn Inc. (the “Company”) on Form 10-K/A for the fiscal year ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”), I, Andrew T. Libby, Jr., Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2011

By:	/s/ Andrew T. Libby, Jr.
Name:	Andrew T. Libby, Jr.
Title:	Chief Financial Officer